PIMCO Equity Series
Supplement Dated February 13, 2026 to the
REALPATH® Blend Funds Prospectus dated October 31, 2025,
as supplemented from time to time (the “Prospectus”)
Disclosure Related to the PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund, PIMCO REALPATH® Blend 2065 Fund and PIMCO REALPATH® Blend 2070 Fund (each, a “Fund” and together, the “Funds”)
IMPORTANT NOTICE REGARDING CHANGES IN THE FUNDS’
REALPATH® BLEND GLIDE PATH
Effective February 28, 2026, the chart illustrating each Fund’s REALPATH® Blend Glide Path in the “Principal Investment Strategies” section of each Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

Investors Should Retain This Supplement for Future Reference
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